Exhibit 10.3

                      FIRST AMENDMENT TO PURCHASE AGREEMENT
                      -------------------------------------

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the "First Amendment") is made and entered into as of the 3 day of March 2005, by and between PARADISE DEVELOPMENT GROUP, INC., a Florida corporation (hereinafter referred to as "Buyer"), and ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC. (hereinafter referred to as "Seller") and is made in reference to the facts set forth hereinbelow.

     WHEREAS, Seller and Buyer entered into that certain Purchase Agreement, having an Effective Date of February 5, 2005 (the "Agreement"), covering certain property located in the County of Polk, State of Florida, as more particularly described therein; and

     WHEREAS, the parties desire to amend the Agreement as set forth hereinbelow.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.  Recitals.   The recitations and facts set forth above are true, accurate and
    ---------
complete  and  are  incorporated  herein  by  this  reference.

2.  Amendments. The Agreement is hereby amended as follows:
    -----------

     (a) The Closing of the transaction contemplated by Section 8 of the Agreement shall occur on or before ninety (90) days from the Notice Date;

     (b) The second sentence of Section 11(m) of the Agreement is hereby amended to read:

          "The size, dimensions and exact location of the Sign Parcel and Sign shall be in accordance with an agreement to be made within 60 days of the Effective Date between Buyer and Holly Hill."

     (c) Section 12(f) of the Agreement, is hereby amended in its entirety to read as follows:

          "Conclusion satisfactory to Buyer within 60 days of Effective Date of negotiations with Holly Hill regarding the size, style, dimensions and location of the Subdivision Sign described in Section 11(m), herein, and depicted in part on Exhibit H. Buyer shall employ good

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          faith  in  its  attempt to serve the business objectives of Holly Hill and Walgreens in the size and juxtaposition of the Sub-division Sign."

          The  last  sentence  of section 12{f) is hereby intentionally deleted.

In all other respects, the Agreement shall remain as written in full force and effect.

     3.   Survival.  The  obligations  embodied  in  this  First Amendment shall
          --------
          survive  the  closing  of  the  transaction.

     4.   Counterparts.  This  First  Amendment may be executed in any number of
          ------------
          counterparts, each of which will for all purposes be deemed to be an original, provided all are identical in all other respects.

     5.   Facsimile  Transmittal.  Transmittal  of  this  First Amendment may be
          ----------------------
          accomplished  by  facsimile.  Any  facsimile  version  of  this  First
          Amendment  shall  constitute  an  original.

     IN WITNESS WHEREOF, the parties have hereunder set their hands and seals effective the day and year first above written.

Signed, sealed and delivered in the presence of:

                                        ADVANTAGE PROFESSIONAL
                                        MANAGEMENT GROUP, INC.

                                         By: /s/ Malcolm J. Wright      (Seal)
----------------------------------          ------------------------
Print Name:                              Name: Malcolm J. Wright
            ----------------------       Title: President
----------------------------------       Date:  3-3-05
Print Name:
           -----------------------

                                        BUYER:
                                        PARADISE DEVELOPMENT GROUP, INC.,
                                        A FLORIDA CORPORATION

                                        By: /s/ Owen C. Ewing      (Seal)
----------------------------------          ------------------------
Print Name:                                 Owen C. Ewing
            ----------------------          Vice President Development

----------------------------------
Print Name:                             Date: 03-01-05
            ----------------------

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